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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K-A1

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        January 8, 1999
                         Date of Report
               (Date of Earliest Event Reported)

                 INTELLIQUIS INTERNATIONAL, INC.
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                         000-12139               82-0379959
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

               352 West 12300 South, Suite #300
                     Draper, Utah 84020
            (Address of Principal Executive Offices)

                         (801)990-2600
                 Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

          The date "January 8, 1998" in the first paragraph of the 8-K Current Report dated January 8, 1999 is hereby amended to reflect the date "January 8, 1999."

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEESBURG LAND & MINING

Date: 2/24/99               By:/s/Bernard Yaw
                              --------------------------------------
                              Bernard Yaw
                              President and Director


Date: 2/24/99               By:/s/Mark Tippets
                              --------------------------------------
                              Mark Tippets
                              Vice President of Sales & Marketing and Director

Date: 2/24/99                 By:/s/Blair Bennett
                              --------------------------------------

                              Blair Barrett
                              Vice President of Operations